EXHIBIT 10.1

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS AND ONE DAY FROM DATE OF ISSUANCE].

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE ''SECURITIES ACT''), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.  BY ITS ACQUISITION HEREOF, THE HOLDER (1) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER; (B) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (2) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY PURSUANT TO SUBPARAGRAPH (B) OR (C) ABOVE, FURNISH TO THE ISSUER OR ISSUER'S COUNSEL SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED BY THE ISSUER TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS ''UNITED STATES'' AND ''U.S. PERSON'' HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE SECURITIES ACT.

THE OPTIONS REPRESENTED BY THIS COMPENSATION OPTION CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT. THE SECURITIES TO BE ISSUED UPON EXERCISE OF SUCH OPTIONS WILL NOT BE INITIALLY REGISTERED AND MAY OR MAY NOT LATER BECOME REGISTERED FOR RESALE UNDER THE SECURITIES ACT.  NEITHER ANY OPTION REPRESENTED BY THIS COMPENSATION OPTION CERTIFICATE NOR ANY SECURITIES ISSUED UPON EXERCISE OF SUCH OPTION MAY BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED PURSUANT TO THE SECURITIES ACT, UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

COMPENSATION OPTION TO PURCHASE COMMON SHARES OF

APOLLO GOLD CORPORATION

Compensation Option Certificate No.: CO-2008/004	No. of Common Shares under Compensation Options: ●

For value received, Apollo Gold Corporation (the "Corporation") hereby grants to [INSERT NAME AND ADDRESS] (the "Holder"), the right and option, subject to the terms and conditions set forth in this compensation option certificate (the "Compensation Option Certificate"), to purchase from the Corporation, up to ● common shares of the Corporation (the "Common Shares") at an exercise price of $0.30 per Common Share (the "Exercise Price") at any time and from time to time up to 4:00 p.m. (Toronto time) on December ●, 2010 (the "Expiry Time"), upon and subject to the terms and conditions set forth herein.

1.	Definitions

In this Compensation Option Certificate, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following meanings respectively:

(a)	"AMEX" means the NYSE Alternext U.S. exchange, formerly known as the American Stock Exchange;

(b)
"Business Day" means any day other than a Saturday, Sunday, statutory or civic holiday or a day on which the principal banking institutions are closed in the City of Toronto, Ontario or the State of Colorado;

(c)	"Compensation Options" means the compensation options to purchase Common Shares, having the attributes and issued pursuant to the terms and provisions set out hereunder;

(d)
"Current Market Price" of the Common Shares at any date means the price per Common Share equal to the weighted average price at which the Common Shares have traded on the TSX or, if the Common Shares are not then listed on the TSX, on such other Canadian stock exchange on which the Common Shares trade as may be selected by the directors of the Corporation for such purpose or, if the Common Shares are not then listed on any Canadian stock exchange, in the over-the-counter market, during the period of any twenty consecutive trading days ending not more than five (5) Business Days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said twenty consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any Canadian stock exchange or traded in the over-the counter market, then the Current Market Price shall be determined by such firm of independent chartered accountants as may be selected by the directors of the Corporation;

(e)
"Equity Shares" means the Common Shares and any shares of any other class or series of the Corporation which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation beyond a fixed sum or a fixed sum plus accrued dividends;

(f)	"Holder" means the registered holder of this Compensation Option Certificate or any additional Compensation Option Certificates issued by the Corporation pursuant to the terms hereof;

(g)
"person" is to be interpreted broadly and includes an individual, corporation, partnership, sole proprietorship, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative, unincorporated organization or organization or any group or combination thereof and pronouns have a similar extended meaning;

(h)	"Subscription Form" means the form of subscription annexed hereto as Schedule "A";

(i)
"Trading Day" means any day on which the Common Shares are listed and posted for trading on the TSX and such exchange is open for business or, if not listed and posted for trading on such exchange, on such stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading and which is open for business, and, in each case, no cease trading or similar order is in effect with respect to the Common Shares; and

(j)	"TSX" means the Toronto Stock Exchange.

2.	Expiry Time

After the Expiry Time, all rights under this Compensation Option Certificate and any outstanding Compensation Options evidenced hereby, in respect of which the right of subscription and purchase herein provided for shall not have been exercised, shall wholly cease and terminate and this Compensation Option Certificate and the Compensation Options evidenced hereby shall be void and of no value or effect.

3.	Exercise Procedure

(a)
The Holder may exercise its right of purchase hereunder in whole or in part at any time at or prior to the Expiry Time by surrendering or delivering to the Corporation prior to the Expiry Time at its principal office in Colorado: (i) this Compensation Option Certificate together with the Subscription Form duly completed and executed by the Holder or its legal representative or attorney, duly appointed by an instrument in writing in form and manner satisfactory to the Corporation; and (ii) cash or a certified cheque, money order or bank draft payable to or to the order of the Corporation in an amount equal to the Exercise Price multiplied by the number of Common Shares for which subscription is being made.

(b)
Any Compensation Option Certificate, Subscription Form and cash, certified cheque, money order or bank draft referred to in the foregoing subsection 3(a) shall be deemed to be surrendered only upon delivery thereof to the Corporation at its principal office in the manner provided in Section 29 hereof.

4.	Entitlement to Certificates

Upon delivery and payment as provided for in Section 3 above, the Corporation shall cause to be issued to the Holder the Common Shares subscribed for and the Holder shall become a shareholder of the Corporation in respect of such Common Shares purchased with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates evidencing such Common Shares. The Corporation shall cause such certificate or certificates to be issued and delivered to the Holder at the address or addresses specified in the Subscription Form as soon as practicable, but in any event, not later than seven (7) Business Days following such delivery and payment.

5.	Assignment or Transfer of Compensation Options

The Compensation Options evidenced hereby may be assigned or transferred by the Holder or exercised by or for the benefit of any person other than the Holder.  The Compensation Options evidenced hereby may not be exercised in the United States or by or on behalf of a U.S. Person or person in the United States.  "United States" and "U.S. Person" are as defined in Regulation S under the United States Securities Act of 1933, as amended.

6.	Partial Exercise and Exchanges

The Holder may subscribe for and purchase a number of Common Shares which is less than the number it is entitled to purchase pursuant to this Compensation Option Certificate. In the event of any such subscription and purchase prior to the Expiry Time, the Holder shall also be entitled to receive, without charge, a new Compensation Option Certificate in respect of the balance of the Compensation Options to purchase Common Shares to which it continues to be entitled pursuant to this Compensation Option Certificate.

This Compensation Option Certificate is also exchangeable, without charge, from time to time, upon surrender hereof by the Holder to the Corporation, for a new Compensation Option Certificate or certificates of like tenor representing in the aggregate the same number of Compensation Options under the Compensation Option Certificate so surrendered.

7.	No Fractional Common Shares

Notwithstanding any adjustment provided for in Section 11 hereof, the Corporation shall not be required upon the exercise of any Compensation Options to issue fractional Common Shares in satisfaction of its obligations hereunder and the Holder understands and agrees that it will not be entitled to any cash payment or other form of compensation in respect of a fractional Common Share that might otherwise have been issued.

8.	Not a Shareholder

Nothing in this Compensation Option Certificate or in the holding of the Compensation Options evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Corporation.

9.	No Obligation to Purchase

Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for, or the Corporation to issue, any Common Shares except those Common Shares in respect of which the Holder shall have exercised its right to purchase in the manner provided hereunder.

10.	Covenants

(a)
The Corporation covenants that: (i) so long as any Compensation Options evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase provided for herein; and (ii) all Common Shares which shall be issued upon the exercise of the right to purchase provided for herein, upon payment of the Exercise Price therefor, shall be issued as fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, other than which may arise by virtue of the Holder's personal circumstances.

(b)
While any Compensation Options evidenced hereby remain outstanding, the Corporation shall comply with the securities legislation applicable to it in order that the Corporation continue as a reporting issuer, or analogous entity, not in default of any requirements of such legislation.

(c)
The Corporation shall, at its expense, expeditiously use its commercially reasonable best efforts to obtain the listing on the TSX and the AMEX of the Common Shares issuable upon the exercise of the right to purchase provided for herein. The Corporation shall, at its expense and after completion and execution by the Holder of the Selling Securityholder Notice and Questionnaire attached as Annex A to the Registration Rights Agreement (defined below), include the registration of the resale of the Common Shares underlying the Compensation Options in its registration statement (the "Registration Statement") filed in connection with the flow-through shares issued on the date of this Compensation Option Certificate, and, subject to the terms and conditions of the registration rights agreement, each dated December ●, 2008 (the "Registration Rights Agreement"), between the Corporation and the subscriber counterparty thereto, shall use its commercially reasonable efforts to register the resale of the Common Shares underlying the Options in the United States as soon as possible so that the legend referred to in Section 27 (d) may be removed. The Corporation and the Holder agree to be bound by the terms of the Registration Rights Agreement as if they were original parties thereto, and the Holder agrees to complete and execute the Notice and Questionnaire prior to the Corporation including the Common Shares in the Registration Statement.

(d)	The Corporation shall use its commercially reasonable best efforts to do or cause to be done all things necessary to preserve and maintain its corporate existence.

11.	Adjustment to Exercise Price

The rights of the Holder, including the number of Common Shares issuable upon the exercise of each Compensation Option represented hereby, will be adjusted from time to time upon the occurrence of the events and in the manner provided in, and in accordance with the provisions of, this Section.

The Exercise Price in effect at any time is subject to adjustment from time to time in the events and in the manner provided as follows:

(1)	If and whenever at any time after the date hereof the Corporation:

(a)	issues Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all the holders of the Common Shares as a stock dividend;

(b)	makes a distribution on its outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

(c)	subdivides its outstanding Common Shares into a greater number of shares; or

(d)	consolidates its outstanding Common Shares into a small number of shares;

(any of such events being called a "Common Share Reorganization"), then the Exercise Price will be adjusted effective immediately after the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which is the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).

(2)
If and whenever, at any time after the date hereof, the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where:

(a)
the right to subscribe for or purchase Common Shares or the right to exchange securities for or convert securities into Common Shares, expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being herein in this Section 11(2) called the "Rights Period"); and

(b)
the cost per Common Share during the Rights Period (inclusive of any cost of acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) (in this Section 11(2) called the "Per Share Cost") is less than 95% of the Current Market Price of the Common Shares on the record date;

(any of such events being called a "Rights Offering"), then the Exercise Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which is the aggregate of:

A.	the number of Common Shares outstanding as of the record date for the Rights Offering; and

B.	a number determined by dividing the product of the Per Share Cost and:

(I)
where the event giving rise to the application of this subsection 11(2) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase additional Common Shares, the number of Common Shares so subscribed for or purchased during the Rights Period; or

(II)
where the event giving rise to the application of this subsection 11(2) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Common Shares, the number of Common Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)	the denominator of which is:

A.	in the case described in subparagraph 11(2)(i)(B)(I), the number of Common Shares outstanding; or

B.	in the case described in subparagraph 11(2)(i)(B)(II), the number of Common Shares that would be outstanding if all the Common Shares described in subparagraph 11(2)(i)(B)(II) had been issued,

as at the end of the Rights Period.

Any Common Shares owned by or held for the account of the Corporation or any subsidiary or affiliate (as such terms are defined in the Securities Act (Ontario)) of the Corporation will be deemed not to be outstanding for the purpose of any such computations.

If by the terms of the rights, options or warrants referred to in this Section 11(2), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(i)	the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Common Shares which are subject to the rights, options or warrants; and

(ii)	the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to that number of Common Shares acquired.

To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 11(2) as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in this Section 11(2), the Exercise Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration and will be further readjusted in such manner upon expiration of any further such right.

If the Holder has exercised this Compensation Option Certificate in accordance herewith during the period beginning after the record date for a Rights Offering and ending on the last day of the Rights Period thereunder, the Holder will, in addition to the Common Shares to which it is otherwise entitled upon such exercise, be entitled to that number of additional Common Shares equal to the difference, if any, between (x) the result obtained when the Exercise Price in effect immediately prior to the end of such Rights Offering pursuant to this subsection is multiplied by the number of Common Shares received upon the exercise of the Compensation Options represented by this Compensation Option Certificate during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this subsection provided that the provisions of Section 7 will be applicable to any fractional interest in a Common Share to which such Holder might otherwise be entitled and (y) the number of Common Shares received upon the exercise of the Compensation Options represented by this Compensation Option Certificate during such period. Such additional Common Shares will be deemed to have been issued to the Holder immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such Holder within ten (10) Business Days following the end of the Rights Period.

(3)	If and whenever at any time after the date hereof, the Corporation fixes a record date for the issue or the distribution to the holders of all or substantially all its Common Shares of:

(i)	shares of the Corporation of any class other than Common Shares;

(ii)
rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Corporation (other than a right to subscribe for or purchase Common Shares or a right to exchange securities for or convert securities into Common Shares which expires not more than 45 days after the date of such issue and the cost per Common Share during such period (inclusive of any cost of acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) is at least 95% of the Current Market Price of the Common Shares on the record date);

(iii)	evidence of indebtedness; or

(iv)	any property or other assets,

and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being called a "Special Distribution"), the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which is:

A.	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; less

B.
the aggregate fair market value (as determined by action by the auditors of the Corporation) to the holders of the Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(ii)	the denominator of which is the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation or any subsidiary or affiliate (as such terms are defined in the Securities Act (Ontario)) of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

(4)
If and whenever at any time after the date hereof there is a Common Share Reorganization, a Rights Offering, a Special Distribution, a reclassification of the Common Shares outstanding at any time or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a "Capital Reorganization"), the Holder, upon exercising the Compensation Options represented by this Compensation Option Certificate after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Common Shares to which such Holder was theretofore entitled upon such exercise, the aggregate number of Common Shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which such Holder was therefore entitled upon exercise of the Compensation Options represented by this Compensation Option Certificate. If determined appropriate by action of the directors of the Corporation, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 11(4) with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 11(4) will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise hereof. Any such adjustment must be made by and set forth in an amendment to this Compensation Option Certificate approved by action by the directors of the Corporation and will for all purposes be conclusively deemed to be an appropriate adjustment.

(5)	If at any time after the date hereof and prior to the Expiry Time any adjustment in the Exercise Price shall occur as a result of:

(a)	an event referred to in subsection 11(1);

(b)	the fixing by the Corporation of a record date for an event referred to in subsection 11(2); or

(c)
the fixing by the Corporation of a record date for an event referred to in subsection 11(3) if such event constitutes the issue or distribution to the holders of all or substantially all of its outstanding Common Shares of: (A) Equity Shares, or (B) securities exchangeable for or convertible into Equity Shares at an exchange or conversion price per Equity Share less than 95% of the Current Market Price on such record date, or (C) rights, options or warrants to acquire Equity Shares at an exercise, exchange or conversion price per Equity Share less than 95% of the Current Market Price on such record date, then the number of Common Shares purchasable upon the subsequent exercise of the Compensation Options represented by this Compensation Option Certificate shall be simultaneously adjusted by multiplying the number of Common Shares purchasable upon the exercise of the Compensation Options represented by this Compensation Option Certificate immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Exercise Price. To the extent any adjustment in subscription rights occurs pursuant to this subsection 11(5) as a result of a distribution of exchangeable or convertible securities other than Equity Shares referred to in subsection 11(1) or as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in subsection 11(2), the number of Common Shares purchasable upon exercise of the Compensation Options represented by this Compensation Option Certificate shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares actually issued and remaining issuable immediately after such expiration and shall be further readjusted in such manner upon expiration of any further such right. To the extent that any adjustment in subscription rights occurs pursuant to this subsection 11(5) as a result of the fixing by the Corporation of a record date for the distribution of exchangeable or convertible securities other than Equity Shares or rights, options or warrants referred to in subsection 11(3), the number of Common Shares purchasable upon exercise of the Compensation Options represented by this Compensation Option Certificate shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number which would be purchasable pursuant to this subsection 11(5) if the fair market value of such securities or such rights, options or warrants had been determined for purposes of the adjustment pursuant to this subsection 11(5) on the basis of the number of Equity Shares issued and remaining issuable immediately after such expiration and shall be further readjusted in such manner upon expiration of any further such right.

(6)
If at any time any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of this Section 11, then the number of Common Shares purchasable upon the subsequent exercise of the Compensation Options shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of the Compensation Options immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

12.	Rules Regarding Calculation of Adjustments

The following rules and procedures shall be applicable to adjustments made pursuant to Section 11 herein:

(1)
The adjustments provided for in Section 11 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 12.

(2)
No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustment which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(3)
No adjustment in the Exercise Price will be made in respect of any event described in Section 11, other than the events referred to in clauses 11(1)(c) and (d), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised the Compensation Options evidenced hereby prior to or on the effective date or record date of such event. Any participation by a Holder pursuant to this Section 12(3) is subject to the prior approval of the TSX (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable).

(4)
No adjustment in the Exercise Price will be made under Section 11 in respect of the issue from time to time of Common Shares issuable from time to time as dividends paid in the ordinary course to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend and any such issue will be deemed not to be a Common Share Reorganization.

(5)
If at any time a dispute arises with respect to adjustments provided for in Section 11, such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Corporation and approved by the Holder, acting reasonably, and any such determination, absent manifest error, will be binding upon the Corporation, the Holder and shareholders of the Corporation. The Corporation will provide such auditors or accountants with access to all necessary records of the Corporation.

(6)
In case the Corporation, after the date of issue of this Compensation Option Certificate, takes any action affecting the Common Shares, other than an action described in Section 11, which in the opinion of the directors of the Corporation would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Corporation but subject in all cases to any necessary regulatory approval, including approval of the TSX. Failure of the taking of action by the directors of the Corporation so as to provide for an adjustment on or prior to the effective date of any action by the Corporation affecting the Common Shares will be conclusive evidence that the board of directors of the Corporation has determined that it is equitable to make no adjustment in the circumstances.

(7)
If the Corporation sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan or pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

(8)
In the absence of a resolution of the directors of the Corporation fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(9)
As a condition precedent to the taking of any action which would require any adjustment to the Options evidenced hereby, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation shall have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all of the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(10)
The Corporation will from time to time, within 10 Business Days after the occurrence of any event which requires an adjustment or readjustment as provided in Section 11, give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price.

(11)
Any adjustment to the Exercise Price under the terms of this Compensation Option Certificate shall be subject to the prior approval of the TSX and such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable.

13.	Consolidation and Amalgamation

(1)
The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation or entity (herein called a "successor corporation") whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as, in the opinion of counsel to the Corporation, are necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor corporation will have assumed all the covenants and obligations of the Corporation under this Compensation Option Certificate; and

(ii)
this Compensation Option Certificate will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Compensation Option Certificate.

(2)
Whenever the conditions of subsection 13(1) shall have been duly observed and performed, the successor corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Compensation Option Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

14.	Representations and Warranties

The Corporation hereby represents and warrants with and to the Holder that the Corporation is duly authorized and has the corporate and lawful power and authority to create and issue the Compensation Options evidenced hereby and the Common Shares issuable upon the exercise hereof, and to perform its obligations hereunder and that this Compensation Option Certificate represents a valid, legal and binding obligation of the Corporation enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and equitable remedies being in the discretion of the court.

15.	Holder not a U.S. Person

The Holder is not a "U.S. Person" (as that term is defined by Regulation S under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or company organized or incorporated under the laws of the United States (or any State thereof)) and is not acquiring this Compensation Option for the account or benefit of a U.S. Person or a person in the United States.  This Compensation Option have not been offered to the Holder in the United States.  The Holder undertakes and agrees that it will not offer or sell this Compensation Option unless there is an exemption from the registration requirements of the United States securities laws is available, and further that it will not resell this Compensation Option except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules.

16.	Acquisition of the Securities

The Holder hereby represents, warrants and certifies to the Corporation that the securities represented by this Compensation Option Certificate, and the Common Shares issuable upon exercise thereof, are being acquired solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof and that it will not offer, sell or otherwise dispose of the Compensation Option Certificate or the Common Shares issuable upon exercise thereof except under circumstances which will not result in a violation of any applicable securities laws in Canada, the United States and other applicable securities laws or the rules of the TSX or AMEX.  In addition, the Holder hereby represents, warrants and certifies to the Corporation that the Holder: (i) at the time of receipt of this Compensation Option Certificate is not in the United States; (ii) is not a U.S. Person and is not receiving this Compensation Option Certificate for the account or benefit of a U.S. Person; (iii) did not execute or deliver this Option Compensation Certificate while within the United States; (iv) has in all other respects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any successor rule or regulation of the United States Securities and Exchange Commission as presently in effect.

17.	If Share Transfer Books Closed

The Corporation shall not be required to deliver certificates for Common Shares while the share transfer books of the Corporation are properly closed prior to any meeting of shareholders, for the payment of dividends or for any other purpose and in the event of the surrender of any Compensation Option Certificate in accordance with the provisions hereof and the making of any subscription and payment for Common Shares called for thereby during any such period, delivery of certificates for Common Shares may be postponed for not more than five (5) Business Days after the date of the re-opening of said share transfer books. Any such postponement of delivery of certificates shall be without prejudice to the right of the Holder, if the Holder has surrendered the same and made payment during such period, to receive certificates for the Common Shares called for after the share transfer books have been re-opened.

18.	Stolen, Lost, Mutilated or Destroyed Certificate

If this Compensation Option Certificate is stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it shall in its discretion impose, issue and countersign a new Compensation Option Certificate of like denomination, tenor and date as the certificate so stolen, lost, mutilated or destroyed.

19.	Governing Law

This Compensation Option Certificate shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent mandatorily governed by the law of another jurisdiction. Each of the Holder and the Corporation: (i) irrevocably consents to the exclusive jurisdiction and venue of the Courts of Ontario in connection with any matter or dispute based upon or arising out of this Compensation Option Certificate or the matters contemplated herein; (ii) agrees that process may be served upon them in any manner authorized by the laws of the Province of Ontario for such persons; and (iii) waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

20.	Severability

If any one or more of the provisions or parts thereof contained in this Compensation Option Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)
the invalidity, illegality or unenforceability of any provision or part thereof contained in this Compensation Option Certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Compensation Option Certificate in any other jurisdiction.

21.	Headings

The headings of the sections, subsections, clauses and subclauses of this Compensation Option Certificate have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Compensation Option Certificate.

22.	Compensation Options Rank Pari Passu

All Options shall rank pari passu, whatever may be the actual date of issue of the same.

23.	Numbering of Articles, etc.

Unless otherwise stated, a reference herein to a numbered or lettered section, subsection, clause, subclause or schedule refers to the section, subsection, clause, subclause or schedule bearing that number or letter in this Compensation Option Certificate.

24.	Number and Gender

Whenever used in this Compensation Option Certificate, words importing the singular number only shall include the plural and vice versa and words importing gender shall include all genders.

25.	Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day then such action shall be required to be taken on or before the requisite time on the next day that is a Business Day.

26.	TSX and AMEX Approvals

Notwithstanding anything to the contrary in this Compensation Option Certificate, no supplement or amendment to the terms of this Compensation Option Certificate may be made without the prior written approval of the TSX and such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable.

27.	Binding Effect

This Compensation Option Certificate and all of its provisions shall enure to the benefit of the Holder and its successors and shall be binding upon the Corporation and its successors.

28.	Legends

(a)
The Holder acknowledges that any certificate representing Common Shares issued upon the exercise of this Compensation Option Certificate prior to the date which is four months and one day after the date hereof will bear the following legend:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS AND ONE DAY AFTER DATE OF ISSUANCE]"

provided that at any time subsequent to the date which is four months and one day after the date hereof any certificate representing such Common Shares may be exchanged for a certificate bearing no such legends.  The Corporation hereby covenants and agrees that it will use the best efforts thereof to deliver or to cause to be delivered a certificate or certificates representing such Common Shares bearing no such legends within three Business Days after receipt of the legended certificate.

(b)
The Holder acknowledges that the certificates representing the Common Shares and all certificates issued in exchange or substitution thereof, will bear a legend in substantially the following form as long as the legend referred to in subsection 27(a) remains on such certificate:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CAN NOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE."

(c)
The Holder further acknowledges that any certificate representing Common Shares issued upon the exercise of this Compensation Option Certificate and all certificates issued in exchange or substitution thereof will bear the following legend:

"UNTIL THE SEPARATION TIME (AS DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A SHAREHOLDER RIGHTS PLAN AGREEMENT, DATED AS OF THE 17TH DAY OF JANUARY, 2007 (THE "RIGHTS AGREEMENT"), BETWEEN THE CORPORATION AND CIBC MELLON TRUST COMPANY, AS RIGHTS AGENT, THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH MAY BE INSPECTED DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.  UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE TERMINATED, MAY EXPIRE, MAY BECOME VOID (IF, IN CERTAIN CASES, THEY ARE "BENEFICIALLY OWNED" BY AN "ACQUIRING PERSON", AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT, WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR ANY SUBSEQUENT HOLDER) OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE.  THE CORPORATION WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AS SOON AS IS PRACTICABLE AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR.

(d)	In addition, the Holder acknowledges that any certificate representing Common Shares issued upon the exercise of this Compensation Option Certificate will bear the following legend:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE ''SECURITIES ACT''), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER; (B) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (2) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY PURSUANT TO SUBPARAGRAPH (B) OR (C) ABOVE, FURNISH TO THE ISSUER OR ISSUER'S COUNSEL SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED BY THE ISSUER TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS ''UNITED STATES'' AND ''U.S. PERSON'' HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE SECURITIES ACT."

29.	Currency

All references herein to monetary amounts are references to lawful money of Canada, unless otherwise specified herein.

30.	Notice

Any notice, document or other communication required or permitted by this Compensation Option Certificate to be given by the Holder or the Corporation shall be in writing and is sufficiently given if delivered personally, or if delivered or if transmitted by any form of recorded telecommunication tested prior to transmission, to such person addressed as follows:

(a)	if to the Holder:

to the address on the face page hereof

(b)	if to the Corporation:

Apollo Gold Corporation
5655 S. Yosemite Street, Suite 200
Greenwood Village, Colorado, 80111-3220

Attention:	Chief Financial Officer

Telephone No.:	(720) 886-9656

Facsimile No.:	(720) 482-0957

Notice so delivered shall be deemed to have been given on the Business Day that it is received.  Notices transmitted by a form of recorded telecommunication shall be deemed given on the day of transmission.  The Holder or the Corporation may from time to time notify the other in the manner provided herein of any change of address or facsimile number which thereafter, until changed by like notice, shall be the address or facsimile number of such person for all purposes hereof.

31.	Time of Essence

Time shall be of the essence hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused this Compensation Option Certificate to be signed by its duly authorized officer this ● day of December, 2008.

APOLLO GOLD CORPORATION

Per:
Authorized Signatory